UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

CIVITAS BANKGROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-27393	62-1297760
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 263-9500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     James Rout, a member of the board of directors of Civitas BankGroup, Inc., a Tennessee corporation (the “Company”), decided not to stand for re-election to the board of directors at the Company’s 2005 Annual Meeting of Shareholders held on May 19, 2005. Mr. Rout’s decision not to stand for re-election to the Company’s board of directors was the result of his determining to focus his attention on serving on the board of directors of BankTennessee, which was spun off from the Company in March 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Lisa Musgrove
Lisa Musgrove
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: May 25, 2005

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